SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):
                          September 12, 1996


                           TIME WARNER INC.
        (Exact name of registrant as specified in its charter)

          Delaware                 1-8637             13-1388520
(State or other jurisdiction     (Commission       (I.R.S. Employer
       of incorporation)         File Number)     Identification No.)


               75 Rockefeller Plaza, New York, NY 10019
          (Address of principal executive offices) (zip code)

                            (212) 484-8000
         (Registrant's telephone number, including area code)

                            Not Applicable
     (Former name or former address, if changed since last report)

Item 5. Other Events.

          Time Warner Inc. ("Time Warner") issued a press release on September 12, 1996, announcing that the Federal Trade Commission (the"FTC") had given its initial approval to the Agreement Containing Consent Order (the "FTC Consent Decree"), dated August 14, 1996 among Time Warner, Turner Broadcasting System, Inc. ("TBS"), Tele-Communications, Inc. ("TCI"), Liberty Media Corporation and the FTC. Initial approval of the FTC Consent Decree satisfies a condition to the obligations of Time Warner, TBS and TCI to consummate the combination of Time Warner and TBS.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:

         (i) Exhibit 99: Press release dated September 12, 1996.

                           SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 12, 1996.


                              TIME WARNER INC.,

                              By: /s/ Peter R. Haje
                                  -------------------------------
                                  Name:  Peter R. Haje
                                  Title: Executive Vice President
                                         and General Counsel

                         EXHIBIT INDEX

                                                  Sequential
Exhibit No.    Description of Exhibit            Page Number

   99          Press release dated
                 September 12, 1996.